General information	6 Months Ended
Jun. 30, 2025
General information about financial statements [Abstract]
General information	General information
Alvotech (the “Parent” or the “Company” or “Alvotech”) is a Luxembourg public limited company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and is registered with the Luxembourg Trade and Companies’ Register under number B 258884. The Company was incorporated on 23 August 2021. These consolidated financial statements were approved by the Group’s Board of Directors, and authorized for issue, on 13 August 2025.
The Company and its subsidiaries (collectively referred to as the “Group”) are a global biotech company specialized in the development and manufacture of biosimilar medicines for patients worldwide. The Group has commercialized a certain biosimilar product and has multiple biosimilar molecules.
1.2 Information about shareholders
Significant shareholders of the Company are Aztiq Pharma Partners S.à r.l. (Aztiq) and Alvogen Lux Holdings S.à r.l. (Alvogen), with 32.5% and 29.0% ownership interest as of 30 June 2025, respectively. The remaining 38.5% ownership interest is held by various entities, with no single shareholder holding more than 2.4% ownership interest as of 30 June 2025.
1.3 Going concern
The Group has primarily funded its operations with proceeds from the issuance of ordinary shares and the issuance of loans and borrowings to both related parties and third parties. Since its inception, the six months ended 30 June 2025 was the second period in which the Group generated profit, with a net profit of $141.7 million for the six months ended 30 June 2025, compared to a net loss of $153.5 million for six months ended 30 June 2024, and had an accumulated deficit of $2,296.0 million as of 30 June 2025 and $2,437.7 million as of 31 December 2024. The Group generated positive operational cash flow for the first time since inception, with net cash of $68.3 million from operating activities for the six months ended 30 June 2025, compared to net cash used in operating activities of $126.0 million for six months ended 30 June 2024.
As of 30 June 2025, the Group had cash and cash equivalents of $151.5 million and current assets less current liabilities of $229.7 million.
During the first half of 2025, the Company continued to advance its biosimilar pipeline and expand its commercial footprint (see Note 3 — Significant changes in the current reporting period for additional details).
Several regulatory submissions were accepted for review by the U.S. Food and Drug Administration (FDA) and UK Medicines and Healthcare Products Regulatory Agency, including applications for AVT03, a biosimilar to Xgeva and Prolia (denosumab), AVT05, a biosimilar to Simponi / Simponi Aria (golimumab), AVT06, a biosimilar of Eylea (aflibercept), and AVT23, a biosimilar to Xolair (omalizumab).
The Company also entered into new strategic partnerships with Advanz Pharma to cover the supply and commercialization in Europe of biosimilar candidates to Ilaris (canakinumab) and Kesimpta (ofatumumab), in addition to a third undisclosed biosimilar candidate, and with Dr. Reddy’s Laboratories ("Dr. Reddy's") to co-develop, manufacture and commercialize a biosimilar candidate to Keytruda (pembrolizumab) for global markets.
In June 2025, the European Medicines Agency issued a positive opinion for AVT06, and the Company reported positive clinical results for AVT23.
These developments support the Company’s expectations for continued regulatory progress and commercial growth over the going concern assessment period.
The Group expects to fund its activities through a combination of utilizing the existing cash, the projected cash generation from milestone collections and product revenues under agreements with its commercial partners, and the current funding arrangements it has access to. Due to the relatively recent launch of AVT02, a biosimilar to Humira (adelimumab), and AVT04, a biosimilar to Stelara (ustekinumab), products on which the Group is currently reliant for cash flow generation, the recent debt refinancing, and the anticipated future launches of AVT03, AVT05, and AVT06, which are undergoing regulatory approval, there is still some level of uncertainty associated with the timing of future cash flow generation. This may mean that the Group ultimately might need to rely on other financing arrangements in the future, such as successive capital increases or debt financings that are not wholly within the control of the Group. If such funding is unavailable, then management may be required to delay, limit, reduce or terminate one or more of its research or product development programs or future commercialization efforts to free up sufficient cash. However, as the Group’s cash flow projections indicate there will be sufficient cash flow generation over the next twelve months without the need for additional financing, such uncertainty does not represent a material uncertainty which gives rise to significant doubt over going concern.
In conclusion, based on the existing cash on hand, funding received to date, and projected future cash flows, management concluded that the Group has the ability to continue as a going concern for at least one year after the date that the consolidated financial statements are issued. As such, the unaudited condensed consolidated interim financial statements have been prepared on a going concern basis.
Significant changes in the current reporting period
The financial position and performance of the Group was impacted by the following events and transactions during the six months ended 30 June 2025:
On 27 January 2025, the Company announced filing acceptance of Biologics License Application (BLA) for AVT05.
On 18 February 2025, the Company announced that the FDA has accepted for review a BLA for AVT06.
On 21 February 2025, the Company announced the availability of SELARSDI (ustekinumab) injection in the U.S., a biosimilar to Stelara (ustekinumab), for the treatment of psoriatic arthritis, plaque psoriasis, Crohn’s disease, ulcerative colitis, pediatric plaque psoriasis and pediatric psoriatic arthritis.
On 18 March 2025, the Company announced the FDA acceptance of BLA for AVT03.
On 20 March 2025, the Company announced the acquisition of Xbrane research and development operations and a biosimilar candidate (XB003, referencing Cimzia), further expanding the Company's development capabilities, and establishing a footprint in the Swedish life science sector. On 4 June 2025, the Company announced the completion of the transaction. The purchase price for the acquisition amounts to SEK 275 million (approximately $28.9 million) consisting of a cash payment for SEK 116.5 million, SEK 5.7 million in short-term liabilities, and the assumption of SEK 152.8 million in convertible debt.
On 26 March 2025, the Company announced the acceptance of our Market Authorisation Application (MAA) application for AVT23 by the UK Medicines and Healthcare Products Regulatory Agency.
On 5 May 2025, the Company announced the FDA approval in the U.S. of interchangeability for SELARSDI (ustekinumab) with the reference biologic Stelara, effective 30 April 2025.
On 16 May 2025, the Company announced the outcome of an offering of Swedish Depository Receipts (SDRs), in connection with its listing on Nasdaq Stockholm (the "Offering”). The Offering, which was directed solely into
Sweden and had an application period from 9 May 2025 to 16 May 2025, attracted strong interest from the general public in Sweden and was multiple times oversubscribed, resulting in more than 3,000 new shareholders for the Company. The gross proceeds of the Offering amounted to SEK 39 million, before the deduction of transaction costs.
On 28 May 2025, the Company announced that they have entered into an agreement to expand their commercial partnership with Advanz Pharma to cover three additional biosimilar candidates. The new agreement covers the supply and commercialization in Europe of biosimilar candidates to Ilaris (canakinumab) and Kesimpta (ofatumumab), in addition to a third undisclosed biosimilar candidate. Alvotech will be responsible for development and commercial supply and Advanz Pharma will be responsible for registration and commercialization in Europe. The agreement includes development and commercial milestones for the three products, totaling up to EUR 160 million. In addition, the partners will participate in a revenue share.
On 4 June 2025, the Company carried out a private placement of ordinary shares and SDRs (the “Placement”) directed to Swedish and international institutional investors which was completed on 11 June 2025. About 40 institutional investors participated in the Placement, which was oversubscribed. About 60% of the demand came from institutional investors based in Sweden, Norway or the UK, and about 30% from US-based funds. Over 80% of the shares and SDRs allocated in the placement were sold to investors that were not previously shareholders in Alvotech. Gross proceeds from the sale of shares and SDRs were SEK 750 million, before the deduction of transaction costs.
On 4 June 2025, the Company announced it had entered into a collaboration and license agreement with Dr. Reddy’s to co-develop, manufacture and commercialize a biosimilar candidate to Keytruda (pembrolizumab) for global markets. Under the terms of the agreement, the parties will be jointly responsible for developing and manufacturing the biosimilar candidate and sharing costs and responsibilities. Subject to certain exceptions, each party will have the right to commercialize the product globally.
On 23 June 2025, the Company announced that the CHMP adopted a positive opinion recommending approval for AVT06. Based on a positive recommendation by CHMP, biosimilar medicines can be approved by the European Commission for marketing in the European Economic Area.
On 25 June 2025, the Company announced the positive topline results from a confirmatory efficacy study comparing AVT23 with the reference biologic. The study met its primary endpoint, with data demonstrating equivalence of therapeutic endpoints and comparable safety between the biosimilar candidate and the reference biologic.
On 26 June 2025, the Company announced that its lenders under the Company’s existing senior secured term loan facility (the “Facility”), including GoldenTree Asset Management (collectively, the “Lenders”), have agreed to reduce the rate of interest on the Facility. The Facility was funded in July 2024 and matures in July 2029. It originally consisted of two tranches: a $900 million first-out term loan tranche (the “first tranche”), with an interest rate of SOFR plus 6.5% per annum, and a $65 million second-out term loan tranche (the “second tranche”), with an interest rate of SOFR plus 10.5% per annum. In conjunction with this transaction, part of the Lenders agreed to increase the first tranche to include the second tranche, creating one single tranche going forward, further simplifying the Company’s capital structure. The interest rate for this Facility will be SOFR plus 6.0% per annum, and all interest will be payable in cash (see Note 16 —Borrowings for additional details).